UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

May 21, 2015

EXELIS INC.

(Exact name of Registrant as specified in its charter)

Indiana	001-35228	45-2083813
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1650 Tysons Boulevard, Suite 1700

McLean, Virginia

(Address of principal executive offices) (Zip Code)

(703) 790-6300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 22, 2015, Exelis Inc. (“Exelis”) held a special meeting of its shareholders (the “Special Meeting”). In respect of the Special Meeting, Exelis filed a Definitive Proxy Statement/Prospectus with the Securities and Exchange Commission on April 24, 2015.

As of the close of business on April 14, 2015, the record date for the Special Meeting, 188,019,364 shares of Exelis’ common stock were outstanding and entitled to vote at the Special Meeting. A quorum of 150,176,055 shares of Exelis’ common stock were represented in person or by proxy at the Special Meeting. The number of votes cast for, against or withheld, as well as abstensions and broker non-votes, if applicable, with respect to each proposal is set forth below.

1. Proposal to approve the Agreement and Plan of Merger, dated as of February 5, 2015 (the “Merger Agreement”), by and among Exelis, Harris Corporation (“Harris”) and Harris Communication Solutions (Indiana), Inc., a wholly owned subsidiary of Harris (“Merger Sub”), pursuant to which Exelis will be merged with and into Merger Sub (the “Merger”), with Exelis continuing as the surviving corporation in the Merger and a wholly owned subsidiary of Harris. The proposal to approve the Merger Agreement received the affirmative vote of approximately 78.15% of the outstanding shares of common stock entitled to vote at the Special Meeting.

For	Against	Abstain	Broker Non-Votes
146,946,627	1,224,805	2,004,623	0

2. Proposal to approve, on an advisory (non-binding) basis, the executive officer compensation that will or may be paid to Exelis’ named executive officers in connection with the Merger. The advisory (non-binding) proposal to approve the executive officer compensation that will or may be paid to Exelis’ named executive officers in connection with the Merger received the affirmative vote of approximately 85.4% of the votes cast.

For	Against	Abstain	Broker Non-Votes
128,261,242	19,165,996	2,748,817	0

3. Proposal to approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies in the event there are not sufficient votes at the time of the Special Meeting to approve the Merger Agreement or to ensure that any supplement or amendment to the Proxy Statement/Prospectus is timely provided to Exelis’ shareholders. The proposal to approve the adjournment of the Special Meeting, if necessary, received the affirmative vote of approximately 88.79% of the votes cast. The Special Meeting did not require adjournment.

For	Against	Abstain	Broker Non-Votes
133,351,006	14,826,911	1,998,138	0

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Item 8.01 Other Events

As previously disclosed, the obligation of the parties to consummate the Merger is subject to, among other things, the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act (the “HSR Act”) applicable to the Merger.

On May 21, 2015, Exelis received notification that the applicable waiting period under the HSR Act was terminated by the Department of Justice on May 21, 2015.

Approval of the Merger Agreement by the shareholders of Exelis at the Special Meeting, disclosed above under Item 5.07, and termination of the waiting period under the HSR Act satisfy two of the final conditions to the Merger.

Harris and Exelis now expect the Merger to close on May 29, 2015, subject to remaining customary closing conditions.

On May 22, 2015, Exelis issued a press release announcing the results of the shareholder vote at the Special Meeting and the termination of the waiting period under the HSR Act. A copy of that press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release, dated May 22, 2015

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995

This communication contains “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private

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Securities Litigation Reform Act of 1995, known as the PSLRA. These statements, as they relate to Exelis and Harris, the management of either such company or the proposed transaction between Exelis and Harris, involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. These statements are based on current plans, estimates and projections, and therefore, you are cautioned not to place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Exelis and Harris undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. Forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results, and other legal, regulatory and economic developments. We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and similar expressions to identify these forward-looking statements that are intended to be covered by the safe harbor provisions of the PSLRA. Actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors, including: the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the failure to satisfy various conditions to the closing of the merger contemplated by the Merger Agreement; and the risks that are described from time to time in Exelis’ and Harris’ respective reports filed with the SEC, including Exelis’ Annual Report on Form 10-K for the year ended December 31, 2014 (as amended by Annual Report on Form 10-K/A filed on April 6, 2015), and Harris’ annual report on Form 10-K for the year ended June 27, 2014 and quarterly reports on Form 10-Q for the quarters ended September 26, 2014, and January 2, 2015, in each case, as such reports may have been amended. This document speaks only as of its date, and Exelis and Harris each disclaims any duty to update the information herein.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELIS INC.

By:	/s/ James J. Wallace
	Name:	James J. Wallace
	Title:	Deputy General Counsel and Assistant Secretary

Date: May 22, 2015

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